Exhibit 99.2 1Q 2019 Earnings Call Supplemental Presentation May 8, 2019Exhibit 99.2 1Q 2019 Earnings Call Supplemental Presentation May 8, 2019

Safe Harbor Statement This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the impact of a prolonged shutdown of the federal government; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2Safe Harbor Statement This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent the Company’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with the Company’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the impact of a prolonged shutdown of the federal government; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in the Company’s filings with the SEC. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither the Company nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

1Q 19 Highlights

REGIONAL MANAGEMENT

dollars in millions (except per share amounts)	1Q 19	1Q 18	Chg B/(W)	% Chg B/(W)
Average Finance Receivables	$924.9	$814.5	$110.5	13.6%
Interest & Fee Income	74.3	66.2	8.2	12.4%
Total Revenue Yield	35.4%	35.7%	(0.3%)	(0.8%)
Total Revenue	81.7	72.6	9.1	12.6%
Provision for Credit Losses	23.3	19.5	(3.8)	(19.6%)
G&A Expense	38.2	34.6	(3.6)	(10.4%)
Interest Expense	9.7	7.2	(2.5)	(35.4%)
Net Income	**$8.1**	**$8.6**	**($0.5)**	**(6.2%)**
Book Value Per Share	$24.15	$21.19	$2.96	14.0%
ROA	3.4%	4.2%	(0.8%)	(19.0%)
ROE	11.5%	14.1%	(2.6%)	(18.4%)
Diluted EPS	**$0.67**	**$0.72**	**($0.05)**	**(6.9%)**

- **Net income of $8.1 million, or $0.67 diluted EPS**
- **Total revenue growth of 12.6% driven by $110.5 million year-over-year average portfolio growth**
  - Interest and fee income up 12.4% year-over-year on 13.6% increase in average finance receivables
  - Insurance income increased 21.4% to $4.1 million primarily due to reduction in non-file claims filed (corresponding increase in net credit losses and was neutral to net income)
- **Provision for credit losses was up $3.8 million primarily due to 13.6% increase in average finance receivables**
- **Annualized G&A expenses as a percentage of average finance receivables improved 0.5% from the prior-year period**
  - Current year includes $1.1 million of expense from de novos
- **Higher interest expense due to portfolio growth as well as Fed rate increases**

3

16 Consecutive Quarters of Year-Over-Year Double-Digit Portfolio Growth

REGIONAL MANAGEMENT

in millions

Finance Receivables	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Small Loans (≤ $2,500)	$358	$336	$349	$363	$376	$360	$385	$414	$438	$422
Large Loans (> $2,500)	$235	$242	$268	$309	$347	$364	$392	$411	$438	$441
Core Loan Products	**$594**	**$578**	**$617**	**$672**	**$723**	**$724**	**$777**	**$825**	**$876**	**$862**
Automobile Loans	$90	$86	$80	$72	$61	$49	$39	$32	$26	$21
Retail Loans	$34	$31	$30	$31	$33	$32	$31	$31	$30	$29
Total	**$718**	**$695**	**$727**	**$775**	**$817**	**$805**	**$847**	**$888**	**$932**	**$912**
Total YoY Δ ($)	**$89**	**$88**	**$81**	**$79**	**$100**	**$110**	**$120**	**$113**	**$115**	**$107**
Total YoY Δ (%)	**14.2%**	**14.4%**	**12.5%**	**11.3%**	**13.9%**	**15.8%**	**16.6%**	**14.6%**	**14.0%**	**13.3%**

Finance Receivables	vs. 4Q 18		vs. 1Q 18	
	$ Chg I/(D)	% Chg I/(D)	$ Chg I/(D)	% Chg I/(D)
Small Loans (≤ $2,500)	($16)	(3.6%)	$61	17.0%
Large Loans (> $2,500)	$3	0.6%	$77	21.1%
Core Loan Products	**($13)**	**(1.5%)**	**$138**	**19.1%**
Automobile Loans	($6)	(21.6%)	($28)	(57.9%)
Retail Loans	($1)	(3.6%)	($3)	(7.9%)
Total	**($20)**	**(2.1%)**	**$107**	**13.3%**

- 16 consecutive quarters of double-digit year-over-year growth
- Strong core loan growth of 19% from prior year

4

11 Consecutive Quarters of Double-Digit Revenue Growth



Revenue
$90.0
$85.0
$80.0
$75.0
$70.0
$65.0
$60.0
$55.0
$50.0
Millions
$64.0
$65.8
$65.3
$69.2
$72.1
$72.6
$72.4
$77.9
$83.7
$81.7
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Interest and fee income
Insurance income
Other income

Total Revenue	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	2.5%	2.8%	(0.7%)	5.9%	4.2%	0.7%	(0.3%)	7.6%	7.5%	(2.4%)
YoY Δ	12.9%	16.1%	14.0%	10.8%	12.6%	10.3%	10.8%	12.6%	16.1%	12.6%

- Interest & fee income increased 12.4% and total revenue increased 12.6% vs. prior-year period
- Seasonal 1Q yield decrease from higher yielding loans paying off from tax refunds & higher reversal of accrued interest and insurance premiums due to higher net charge-offs



Average Finance Receivables
$1,000
$900
$800
$700
$600
Millions
$707
$709
$708
$754
$797
$814
$818
$869
$913
$925
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19

AFP	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	4.8%	0.3%	(0.2%)	6.5%	5.7%	2.2%	0.4%	6.2%	5.0%	1.4%
YoY Δ	15.1%	14.9%	13.3%	11.8%	12.7%	14.8%	15.6%	15.3%	14.5%	13.6%



Total Revenue and Interest & Fee Yields
40.0%
37.5%
35.0%
32.5%
30.0%
Yields (Annualized % of AFR)
36.2%
37.1%
36.9%
36.7%
36.2%
35.7%
35.4%
35.9%
36.7%
35.4%
33.8%
33.4%
33.8%
33.8%
33.3%
32.5%
32.7%
33.2%
32.9%
32.1%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Total Revenue Yield
Interest and Fee Yield

Total Revenue	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	(0.8%)	0.9%	(0.2%)	(0.2%)	(0.5%)	(0.5%)	(0.3%)	0.5%	0.8%	(1.3%)
YoY Δ	(0.7%)	0.4%	0.2%	(0.3%)	-	(1.4%)	(1.5%)	(0.8%)	0.5%	(0.3%)

5

Year-Over-Year Credit Trends

REGIONAL MANAGEMENT

- Annualized net credit loss rate increased 0.7% vs. prior-year period. The increase includes 0.4% of additional non-file claims (bankruptcy losses) shifted to net credit losses from the business policy change implemented in 4Q 18.



Net Credit Loss Rates
Net Credit Losses (Annualized % of AFR)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.8%
10.9%
9.9%
7.8%
9.0%
10.2%
9.5%
7.7%
9.1%
10.9%

	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	1.8%	1.1%	(1.0%)	(2.1%)	1.2%	1.2%	(0.7%)	(1.8%)	1.4%	1.8%
Year/Year Δ	2.1%	1.2%	1.3%	(0.2%)	(0.8%)	(0.7%)	(0.4%)	(0.1%)	0.1%	0.7%
Net credit loss rate above includes:										
Non-file claims		0.5%	0.9%	0.5%	0.4%	0.3%	0.1%	0.2%	0.7%	0.7%
Bulk debt sale proceeds		-	-	(0.5%)	-	-	-	-	-	-
Hurricane losses		-	-	-	-	0.4%	0.5%	-	0.1%	0.4%

6

Year-Over-Year Credit Trends



Allowance as % of Finance Receivables
Allowance for Credit Losses
Allowance (% of EFR)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$41.3
$41.0
$42.0
$47.4
$48.9
$47.8
$48.5
$55.3
$58.3
$56.4
5.7%
5.9%
5.8%
6.1%
6.0%
5.9%
5.7%
6.2%
6.3%
6.2%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Allowance for Credit Losses
% of EFR

% of EFR	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	0.1%	0.2%	(0.1%)	0.3%	(0.1%)	(0.1%)	(0.2%)	0.5%	0.1%	(0.1%)
YoY Δ	(0.3%)	(0.1%)	0.2%	0.5%	0.3%	-	(0.1%)	0.1%	0.3%	0.3%



Provision for Credit Losses
Millions
Annualized % of Revenue and AFR
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.3%
29.1%
28.5%
29.1%
27.0%
26.9%
27.9%
30.3%
28.3%
28.6%
$19.4
$19.1
$18.6
$20.2
$19.5
$19.5
$20.2
$23.6
$23.7
$23.3
11.0%
10.8%
10.5%
10.7%
9.8%
9.6%
9.9%
10.9%
10.4%
10.1%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Provision
% of Revenue
% of AFR

% of Revenue	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	4.0%	(1.2%)	(0.6%)	0.6%	(2.1%)	(0.1%)	1.0%	2.4%	(2.0%)	0.3%
YoY Δ	10.1%	4.8%	5.1%	2.8%	(3.3%)	(2.2%)	(0.6%)	1.2%	1.3%	1.7%

% of AFR	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	1.3%	(0.2%)	(0.3%)	0.2%	(0.9%)	(0.2%)	0.3%	1.0%	(0.5%)	(0.3%)
YoY Δ	3.5%	1.9%	1.9%	1.0%	(1.2%)	(1.2%)	(0.6%)	0.2%	0.6%	0.5%

7

Seasonal Pattern of Delinquency

REGIONAL MANAGEMENT

- Custom credit scorecards have underwritten roughly 25% of the branch small and large loan portfolios and should improve DQ over time
- 30+ days past due of 7.0% is 0.5% higher than prior year and includes 0.4% and 0.3% related to hurricane-affected branches as of March 31, 2019 and March 31, 2018, respectively
- 90+ days past due of 3.5% is 0.2% higher than prior year and includes 0.3% and 0.3% related to hurricane-affected branches as of March 31, 2019 and March 31, 2018, respectively



Delinquency in Millions
% of Ending Finance Receivables
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
$25.1
$21.2
$19.6
$22.7
$27.5
$26.4
$22.0
$25.5
$32.3
$31.6
7.4%
6.5%
6.5%
6.8%
7.5%
6.5%
6.3%
7.1%
7.7%
7.0%
3.5%
3.0%
2.7%
2.9%
3.4%
3.3%
2.6%
2.9%
3.5%
3.5%
$28.4
$23.7
$27.7
$30.3
$34.0
$26.4
$31.0
$37.6
$39.9
$31.9
30-89 Days
90-179 Days
30+ DQ %
90+ DQ%

30+ DQ	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	0.3%	(0.9%)	-	0.3%	0.7%	(1.0%)	(0.2%)	0.8%	0.6%	(0.7%)
YoY Δ	0.2%	0.3%	(0.3%)	(0.3%)	0.1%	-	(0.2%)	0.3%	0.2%	0.5%

90+ DQ	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
Sequential Δ	0.4%	(0.5%)	(0.3%)	0.2%	0.5%	(0.1%)	(0.7%)	0.3%	0.6%	-
YoY Δ	0.4%	-	-	(0.2%)	(0.1%)	0.3%	(0.1%)	-	0.1%	0.2%

8

G&A Expense Ratio Improved 50 Basis Points Achieving Operating Leverage While Investing in our Business $40.0 40.0% $38.2 $36.6 $35.9 $34.6 $34.0 $33.8 $33.2 $30.0 30.0% $31.5 $31.6 $28.8 17.9% 18.0% 17.7% $20.0 20.0% 17.1% 17.0% 16.5% 16.5% 16.3% 16.2% 16.1% $10.0 10.0% $0.0 0.0% 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 % of AFR 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 YoY Δ (2.3%) (1.6%) (1.0%) (0.1%) 0.8% (0.7%) (1.6%) (1.5%) (1.0%) (0.5%) • 1Q 19 annualized G&A expense as a percentage of average finance receivables improved 0.5% from the prior-year period 9 Millions Annualized % of AFRG&A Expense Ratio Improved 50 Basis Points Achieving Operating Leverage While Investing in our Business $40.0 40.0% $38.2 $36.6 $35.9 $34.6 $34.0 $33.8 $33.2 $30.0 30.0% $31.5 $31.6 $28.8 17.9% 18.0% 17.7% $20.0 20.0% 17.1% 17.0% 16.5% 16.5% 16.3% 16.2% 16.1% $10.0 10.0% $0.0 0.0% 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 % of AFR 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 YoY Δ (2.3%) (1.6%) (1.0%) (0.1%) 0.8% (0.7%) (1.6%) (1.5%) (1.0%) (0.5%) • 1Q 19 annualized G&A expense as a percentage of average finance receivables improved 0.5% from the prior-year period 9 Millions Annualized % of AFR

Interest Expense


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of AFR
$5.3
$5.2
$5.2
$6.7
$6.8
$7.2
$7.9
$8.7
$9.6
$9.7
3.0%
2.9%
2.9%
3.5%
3.4%
3.5%
3.9%
4.0%
4.2%
4.3%
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
Interest expense
Interest expense % of AFR

% of AFP	4Q 16	1Q 17	2Q 17	3Q 17	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	1Q 19
YoY Δ	0.2%	(0.1%)	(0.1%)	(0.3%)	0.3%	0.4%	0.6%	0.9%	0.5%	0.8%

- 1Q 19 annualized interest expense as a percentage of average finance receivables increased 0.8% from the prior-year period due primarily to Fed rate increases
- Currently have $350 million notional amount of interest rate caps to hedge against rapid rate increases

10

Strong Funding Profile



Debt Capacity
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Millions
$133
$155
$193
$101
$179
$69
$188
$59
$224
$34
$257
$120
$287
$43
$312
$95
$339
$94
4Q 16
1Q 17
2Q 17
3Q 17
4Q 17
1Q 18
2Q 18
3Q 18
3Q 18
1Q 19
Undrawn Senior Revolver Capacity
Undrawn Warehouse Capacity

- As of March 31, 2019, total undrawn capacity was $433M (subject to borrowing base)
- Increased fixed rate debt from 8% to 47% over the last twelve months



Funded Debt Ratio
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.69
2.37
0.69
2.39
0.69
2.37
0.66
2.18
2016
2017
2018
Q1 19
Debt Ratio (Debt / Assets)
Debt to Equity

Interest Expense % [(1)]	3.1%	3.2%	3.9%	4.3%

(1) Annualized interest expense as a percentage of average finance receivables



Fixed vs Variable Debt
100%
80%
60%
40%
20%
0%
92.1%
7.9%
90.7%
9.3%
54.2%
45.8%
52.7%
47.3%
2016
2017
2018
Q1 19
% Fixed Debt
% Variable Debt

11